UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197			46-3340980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification Number)

25521 Commercentre Drive
	Lake Forest,	California	92630
(Address of Principal executive offices, including Zip Code)

	(949)	462-9300
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TACO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 7, 2022, Del Taco Restaurants, Inc., a Delaware corporation (“Del Taco” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2022. As disclosed in the Proxy Statement, as of the close of business on January 27, 2022, the record date for the Special Meeting, there were 36,442,232 shares of Del Taco common stock outstanding and entitled to vote at the Special Meeting. A total of 28,568,100 shares of Del Taco common stock, representing approximately 78.39% of the shares outstanding and entitled to vote and constituting a quorum, were represented in person or by valid proxies at the Special Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Del Taco’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of December 5, 2021 (the “Merger Agreement”), between the Company and Jack in the Box Inc. (“Parent”), pursuant to which Epic Merger Sub Inc. ( “Merger Sub”), which is a direct wholly owned subsidiary of Parent, would merge with and into the Company (the “Merger”), with the Company becoming a wholly owned subsidiary of Parent. Proposal 1 was approved by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
28,495,492	63,970	8,638	--
Proposal 2: The proposal to approve, in a non-binding advisory vote, certain compensation that may be paid or become payable by Del Taco to its named executive officers in connection with the Merger. Proposal 2 was approved by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
25,816,496	605,144	2,146,460	--
Proposal 3: The proposal to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the merger agreement at the time of the special meeting. Proposal 3 was approved by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Votes
25,907,209	1,201,689	1,459,202	--

Although Proposal 3 was approved, adjournment of the special meeting was not necessary or appropriate because Del Taco’s shareholders approved the merger agreement.

Each proposal is described in detail in the definitive proxy statement filed with the SEC on January 28, 2022. The merger contemplated by the merger agreement is expected to close on March 8, 2022, subject to customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC March 11, 2021 and subsequent filings made by the Company with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: March 7, 2022